============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             --------------------

                                   FORM 8-K
                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                Date of Report
                                March 21, 1996
                       (Date of earliest event reported)


                            COMPASS BANCSHARES, INC.
            (Exact name of Registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


           0-6032                                   63-0593897
    (Commission File No.)                (IRS Employer Identification No.)


            15 South 20th Street
            Birmingham, Alabama                              35233
            (Address of principal                           (Zip Code)
              executive offices)


                                (205) 933-3000
              (Registrant's telephone number including area code)

============================================================================

Item 6.  Resignations of Registrant's Directors.
         --------------------------------------

     In a letter to the Board of Directors of Compass Bancshares, Inc. ("Compass"), dated March 23, 1996, and received on March 21, 1996, Harry B. Brock, Jr. tendered his resignation as a member of the Board of Directors of Compass, stating as the reasons therefor his continued belief that Compass should be merged with a larger financial institution. Reference is made to this letter, a copy of which is attached as an exhibit hereto, for a complete statement of Mr. Brock's resignation as a member of the Board of Directors of Compass and his explanation of the reasons therefor.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c)  Exhibits

          17.1 Letter from Harry B. Brock, Jr. to the Board of Directors of Compass Bancshares, Inc., dated March 23, 1996.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      COMPASS BANCSHARES, INC.




Dated:  March 22, 1996                By: /s/  D. Paul Jones, Jr.
                                         -------------------------------
                                         D. Paul Jones, Jr.
                                         Chairman and Chief Executive Officer

                               LIST OF EXHIBITS

Exhibit
Number                           Exhibit
-------                          -------

 17.1 Letter from Harry B. Brock, Jr. to the Board of Directors of Compass Bancshares, Inc., dated March 23, 1996.


                                       2